Exhibit 10.2


                              CONSULTING AGREEMENT

         This CONSULTING AGREEMENT (the "Agreement") entered into effective this 19th day of March, 2004, by and between USA Telcom Internationale, a Nevada corporation (the "Company") and AMVI ("Consultant").

         WHEREAS, Consultant has agreed to provide business strategy consulting services to the Company; and

         WHEREAS, this Agreement is made to set out the compensation, conditions and guidelines that will govern the relationship between the parties.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which is expressly acknowledged by the parties hereto, the parties agree as follows:

1.       The Services

         Effective the date above (the "Effective Date"), and for the term of this Agreement, Consultant will provide business strategy consulting services, including, but not limited to, establishing a business plan, model, and growth strategy for the Company (the "Services").

2.       Term of Agreement

         Unless otherwise terminated as provided hereunder, the Services shall be provided to the Company from the Effective Date through December 31, 2004.

3.       Costs and Expenses

         The Company understands that, in the course of Consultant's efforts to develop the Company's corporate image, it may be necessary for Consultant to incur certain costs or expenses. the Company will reimburse Consultant for the costs or expenses by Consultant in providing the Services to the Company, provided such expenses are approved by the Company in writing in advance.

4.       Payment for Services

         In consideration for the services, the Company agrees to pay the Consultant a total of $141,515.60, payable as follows: (i) $36,000 upon execution of this Agreement; (ii) $36,000 on April 1, 2004, (iii) $36,000 on July 1, 2004, and (iv) $33,515.60 on October 1, 2004.


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5        Involvement of the Company

         The Company expects to be kept informed on the progress of Consultant's Services and, in this regard, Consultant agrees to keep the Company apprised of all material developments in writing at least quarterly. Conversely, there may be times when Consultant will need to obtain information from the Company. All requests for access to documents, employees, or other information of the Company shall be granted without unreasonable delay.

6.       Termination

         Once payment under Section 4 is made in full, either party may terminate this Agreement upon five (5) days' notice by registered or certified mail, return receipt requested, addressed to the other party.

7.       Non- Exclusive Relationship

         This Agreement, neither expressly nor impliedly, creates a relationship of principal and agent between the Company and Consultant, nor is Consultant bound by this Agreement or the contractual relationship created hereunder to act exclusively for the Company, or to provide the Company with any priority or exclusive right to any Services, whether on behalf of the Company or resulting from work which Consultant has performed for other clients.

8.       Independent Contractor

         It is understood and agreed that Consultant is acting as an independent contractor in providing the Services under this Agreement, Accordingly, Consultant will be responsible for payment of all of his federal, state, and local taxes on fees paid under this Agreement, including income and social security taxes, unemployment, insurance, and any other taxes as may be required.

9.       Confidential Non-Circumvention

         Not withstanding Consultant's non-exclusive relationship with the Company, Consultant and the Company agree that all nonpublic information concerning the identity of the Opportunities introduced to the Company and the Company's business in general, is highly confidential and proprietary ("Confidential Information"). Consultant and the Company acknowledge that such Confidential Information represents a legitimate, valuable, and protectable interest of the Company, which the Company has invested considerable time, expenses and other valuable resources, and gives the Company a competitive advantage, which would otherwise be lost if the Confidential Information was improperly disclosed or used by Consultant.


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10.      Assignment

         This Agreement and the rights and obligations hereunder shall not be assigned.

11.      Counterparts: Facsimile

         This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of the original, or any counterpart hereof, and such executed original, or any counterpart hereof, may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.

12.      Further Documentation

         Each party hereto agrees to execute such additional instruments and take such action as may be reasonably requested by the other party to effect the transaction, or otherwise to carry out the intent and purposes of this Agreement.

13.      Notice

         All notices and other communications hereunder shall be in writing and shall be sent by prepaid first class mail to the parties at the following addresses, as amended by the parties with written notice to the other:

         To Consultant:             AMVI
                                    2620 S. Maryland Parkway, Suite 14
                                    Las Vegas, NV 89109

         To the Company:            USA Telcom Internationale
                                    1549 N. Leroy St.
                                    Suite D-1000
                                    Fenton, MI 48430

14.      Governing Law

         This Agreement was negotiated and shall be governed by the laws of the Nevada notwithstanding any conflict-of-law provision to the contrary.


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15.      Entire Agreement

         This Agreement set forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

16.      Severability

         If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

17.      Amendment or Waiver

         Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. A writing signed by all parties hereto may amend this Agreement.

18.      Headings

         The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement the dates first written above.

                                                  The "Company"
                                                  USA Telcom Internationale

                                                  By: /s/ Robert Simpson
                                                      -------------------------
                                                          Name: Robert Simpson
                                                          Title: President

                                                  "Consultant"
                                                  AMVI

                                                  By: /s/ Allen E. Jones
                                                      -------------------------
                                                          Name: Allen E. Jones
                                                          Title: President


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